Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES SECOND QUARTER 2024 FINANCIAL RESULTS

Repriced term loan for annual interest expense savings of approximately $3 million

Generated over $90 million in cash from operations in the first half of 2024

SAN JOSE, Calif. – August 6, 2024 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the second quarter ended June 30, 2024.

“We delivered revenue of $87.4 million in the second quarter, in line with our expectations, and generated over $90 million in cash from operations in the first two quarters of 2024” said Paul E. Davis, chief executive officer of Adeia. “We signed 5 deals, demonstrating success across diverse end markets in social media, consumer electronics, semiconductor and Pay-TV, including a multi-year license renewal with X Corp. (formerly Twitter) that resolved all outstanding litigation between the two companies. Our deal momentum in the quarter further validates the strength and value of our IP portfolios across multiple verticals, fueled by our continued dedication to innovation. We are pleased with the progress we have made on key strategic initiatives and we are on-track to achieve our objectives and goals for 2024.”

Second Quarter Financial Highlights

•
Revenue was $87.4 million as compared to $83.4 million in the first quarter of 2024
•
GAAP diluted earnings per share (EPS) was $0.07 and non-GAAP diluted EPS was $0.28
•
GAAP net income was $8.4 million and adjusted EBITDA was $52.8 million
•
Cash flows from operations was $23.5 million
•
Repriced term-loan which lowered our interest rate by 61 basis points and increased our financial flexibility

Business Highlights

•
Signed 5 agreements across diverse end-markets including social media, consumer electronics, semiconductor and Pay-TV
•
X Corp., formerly known as Twitter, signed a multi-year renewal for access to our media portfolio that resolved all outstanding litigation between the two companies
•
Panasonic, a global provider of connected TVs, signed a multi-year renewal for access to our media portfolio
•
Hamamatsu, a pioneer in optical sensors, light sources and systems, signed a new license for access to our die-to-wafer hybrid bonding technology
•
Signed multi-year renewals with two regional U.S. Pay-TV providers for access to our media portfolio
•
Following the close of the quarter, signed a multi-year renewal with Liberty Global, a European Pay-TV provider, for access to our media portfolio

Capital Allocation

During the quarter, the Company made $12.0 million in principal payments towards its term loan, bringing the outstanding balance to $549.1 million as of June 30, 2024.

On June 18, 2024, the Company distributed $5.4 million to stockholders of record on May 28, 2024, for a quarterly cash dividend of $0.05 per share of common stock.

On July 24, 2024, the Board of Directors declared a dividend of $0.05 per share of common stock, payable on September 17, 2024, to stockholders of record on August 27, 2024.

Financial Outlook

The Company is reiterating its prior full-year 2024 revenue outlook, and updating certain other items of its financial outlook to reflect lower operating expenses and lower interest expense for the year:

Category (in millions, except for tax rate)	2024 GAAP Outlook		2024 Non-GAAP Outlook
	Updated	Prior	Updated	Prior
Revenue	$380.0 − 420.0	$380.0 − 420.0	$380.0 − 420.0	$380.0 − 420.0
Operating expenses(1)	$249.0 − 263.0	$254.0 − 268.0	$145.0 − 155.0	$150.0 − 160.0
Interest expense	$52.0 − 55.0	$54.0 − 57.0	$52.0 − 55.0	$54.0 − 57.0
Other income	$5.0 − 6.0	$5.0 − 6.0	$5.0 − 6.0	$5.0 − 6.0
Tax rate	15% − 30%	15% − 30%	23%	23%
Net income(2)	$71.4 − 75.6	$65.4 − 70.7	$144.8 − 166.3	$139.4 − 160.9
Adjusted EBITDA(2)	N/A	N/A	$237.5 − 267.5	$232.5 − 262.5
Diluted shares outstanding	113.0 − 114.0	114.0 − 115.0	113.0 − 114.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its second quarter 2024 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, August 6, 2024. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q2 2024 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and future outbreaks or pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Revenue	$87,350	$83,217	$170,755	$200,524
Operating expenses:
Research and development	14,799	13,116	28,724	26,127
Selling, general and administrative	24,617	26,394	48,646	49,256
Amortization expense	20,030	23,650	43,187	47,339
Litigation expense	4,262	2,334	7,192	4,956
Total operating expenses	63,708	65,494	127,749	127,678
Operating income	23,642	17,723	43,006	72,846
Interest expense	(13,296)	(15,540)	(27,471)	(31,478)
Other income and expense, net	1,428	1,617	2,828	3,237
Loss on debt extinguishment	(453)	—	(453)	—
Income before income taxes	11,321	3,800	17,910	44,605
Provision for income taxes	2,939	2,381	8,629	14,165
Net income	$8,382	$1,419	$9,281	$30,440
Net income per share:
Basic	$0.08	$0.01	$0.09	$0.29
Diluted	$0.07	$0.01	$0.08	$0.27
Weighted average number of shares used in per share calculations:
Basic	108,667	106,464	108,216	106,027
Diluted	112,536	112,775	112,757	113,105

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$66,454	$54,560
Marketable securities	27,997	29,012
Accounts receivable, net	25,735	39,651
Unbilled contracts receivable	89,187	74,919
Other current assets	10,010	7,700
Total current assets	219,383	205,842
Long-term unbilled contracts receivable	63,943	73,843
Property and equipment, net	6,704	6,971
Operating lease right-of-use assets	9,121	9,484
Intangible assets, net	310,961	347,172
Goodwill	313,660	313,660
Long-term income tax receivable	113,816	120,338
Other long-term assets	31,086	28,246
Total assets	$1,068,674	$1,105,556
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$4,788	$9,623
Accrued liabilities	16,751	19,138
Current portion of long-term debt, net	24,753	66,145
Deferred revenue	26,931	7,132
Total current liabilities	73,223	102,038
Deferred revenue, less current portion	15,113	17,672
Long-term debt, net	510,857	519,550
Noncurrent operating lease liabilities	9,412	9,730
Long-term income tax payable	81,846	81,834
Other long-term liabilities	19,087	18,110
Total liabilities	709,538	748,934
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	123	121
Additional paid-in capital	637,752	635,331
Treasury stock at cost	(231,599)	(222,497)
Accumulated other comprehensive loss	(96)	(8)
Accumulated deficit	(47,044)	(56,325)
Total stockholders’ equity	359,136	356,622
Total liabilities and equity	$1,068,674	$1,105,556

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended
	June 30, 2024	June 30, 2023
Cash flows from operating activities:
Net income	$9,281	$30,440
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	1,010	769
Amortization of intangible assets	43,187	47,339
Stock-based compensation expense	11,737	8,196
Deferred income tax	(3,596)	1,501
Loss on debt extinguishment	453	—
Amortization of debt issuance costs	1,601	2,239
Other	(1,272)	493
Changes in operating assets and liabilities:
Accounts receivable	14,666	27,708
Unbilled contracts receivable	(4,368)	(25,467)
Other assets	5,331	6,868
Accounts payable	(2,864)	6,987
Accrued and other liabilities	(1,716)	(16,447)
Deferred revenue	17,240	1,442
Net cash from operating activities	90,690	92,068
Cash flows from investing activities:
Purchases of property and equipment	(1,214)	(1,545)
Purchases of intangible assets	(8,476)	(95)
Purchases of short-term investments	(18,701)	(23,766)
Proceeds from maturities of investments	20,150	—
Net cash from investing activities	(8,241)	(25,406)
Cash flows from financing activities:
Dividends paid	(10,853)	(10,636)
Repayment of debt	(52,139)	(103,750)
Proceeds from employee stock purchase program and exercise of stock options	1,539	1,130
Repurchases of common stock for tax withholdings on equity awards	(9,102)	(7,491)
Net cash from financing activities	(70,555)	(120,747)
Net increase (decrease) in cash and cash equivalents	11,894	(54,085)
Cash and cash equivalents at beginning of period	54,560	114,555
Cash and cash equivalents at end of period	$66,454	$60,470

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
GAAP net income	$8,382	$1,419	$9,281	$30,440

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,093	736	1,902	1,330
Selling, general and administrative	5,499	3,820	9,835	6,866
Amortization expense	20,030	23,650	43,187	47,339
Transaction costs recorded in selling, general and administrative	1,255	—	1,255	—
Separation and other related costs recorded in selling, general and administrative (1)	767	5,306	2,591	8,308
Severance and retention costs recorded in selling, general and administrative	—	78	—	78
Total operating expenses adjustments	28,644	33,590	58,770	63,921
Other income and expense, net	—	—	—	(302)
Loss on debt extinguishment	453	—	453	—
Non-GAAP tax adjustment (2)	(6,357)	(6,218)	(9,111)	(10,726)
Non-GAAP net income	$31,122	$28,791	$59,393	$83,333

Diluted income per share
	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
GAAP diluted income per share	$0.07	$0.01	$0.08	$0.27

Adjustments to GAAP diluted income per share:
Stock-based compensation expense:
Research and development	0.01	0.01	0.02	0.01
Selling, general and administrative	0.05	0.03	0.09	0.06
Amortization expense	0.18	0.21	0.38	0.42
Transaction costs recorded in selling, general and administrative	0.01	—	0.01	—
Separation and other related costs recorded in selling, general and administrative (1)	0.01	0.05	0.02	0.07
Total operating expenses adjustments	0.26	0.30	0.52	0.56
Other income and expense, net	—	—	—	—
Loss on debt extinguishment	—	—	—	—
Non-GAAP tax adjustment (2)	(0.05)	(0.05)	(0.07)	(0.09)
Non-GAAP diluted income per share	$0.28	$0.26	$0.53	$0.74

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
GAAP net income	$8,382	$1,419	$9,281	$30,440

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,093	736	1,902	1,330
Selling, general and administrative	5,499	3,820	9,835	6,866
Transaction costs recorded in selling, general and administrative	1,255	—	1,255	—
Separation and other related costs recorded in selling, general and administrative (1)	767	5,306	2,591	8,308
Severance and retention costs recorded in selling, general and administrative	—	78	—	78
Amortization expense	20,030	23,650	43,187	47,339
Depreciation expense	490	385	1,010	769
Interest expense	13,296	15,540	27,471	31,478
Other income and expense, net	(1,428)	(1,617)	(2,828)	(3,237)
Loss on debt extinguishment	453	—	453	—
Provision for income taxes	2,939	2,381	8,629	14,165
Adjusted EBITDA	$52,776	$51,698	$102,786	$137,536

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP operating expenses	$249.0	$263.0
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP adjustments	104.0	108.0
Non-GAAP operating expenses	$145.0	$155.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$71.4	$75.6
Amortization expense	72.0	72.0
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP operating expenses	104.0	108.0
Non-GAAP tax adjustment (2)	(30.6)	(17.3)
Non-GAAP net income	$144.8	$166.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2024
	Low	High
GAAP net income	$71.4	$75.6
Stock-based compensation expense	24.0	26.0
Separation and related costs (1)	8.0	10.0
Amortization expense	72.0	72.0
Depreciation expense	2.5	2.5
Interest expense	52.0	55.0
Other income	(5.0)	(6.0)
Income tax expense	12.6	32.4
Total of non-GAAP adjustments	166.1	191.9
Adjusted EBITDA	$237.5	$267.5

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.